Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.7512%



        Excess Protection Level
          3 Month Average  4.87%
          January, 1997  3.76%
          December, 1996  5.46%
          November, 1996  5.38%


        Cash Yield                                  17.09%


        Investor Charge Offs                        4.81%


        Base Rate                                   8.52%


        Over 35 Day Delinquency                     4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,245,155,116.27